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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number           811-22551

MainStay DefinedTerm Municipal Opportunities Fund

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010
(Address of principal executive offices) (Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-624-6782

Date of fiscal year end: May 31

Date of reporting period: August 31, 2013

Item 1. Schedule of Investments.

The schedule of investments for the period ended August 31, 2013 is filed herewith.

MainStay DefinedTerm Municipal Opportunities Fund
Portfolio of Investments August 31, 2013 (Unaudited)

		Principal Amount	Value
	Municipal Bonds 161.9% †
	Alabama 0.9% (0.5% of Managed Assets)
	Birmingham Jefferson Civic Center Authority, Special Tax Series A, Insured: AMBAC 4.125%, due 7/1/14	$250,000	$250,042
	Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	250,000	238,583
	Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,465,990
			3,954,615

	Alaska 0.8% (0.5% of Managed Assets)
	Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	3,557,657

	Arizona 1.8% (1.1% of Managed Assets)
	Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds
	Series A, Insured: AMBAC 4.50%, due 7/1/32	1,000,000	768,230
	Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	105,333
	Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	1,760,000
	Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	960,577
	Salt Verde Financial Corp., Senior Gas, Revenue Bonds 5.00%, due 12/1/37	4,985,000	4,564,565
			8,158,705

	California 41.2% (24.7% of Managed Assets)
	Big Pine Unified School District, Capital Appreciation, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/40	5,050,000	970,963
	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
	Series A 5.125%, due 6/1/38	3,060,000	2,325,172
	5.60%, due 6/1/36	2,575,000	2,053,923
	California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,348,700
	California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 7/1/27 (a)(b)	5,000,000	4,503,550
¤	California State Health Facility Financing Authority, Stanford Hospital Clinics, Revenue Bonds Series A 5.00%, due 8/15/51 (b)(c)	21,000,000	20,106,030
	Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	37,835
	Ceres Unified School District, Cabs-Election, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	831,937
¤	City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)(c)	19,500,000	19,545,630
	El Dorado Union High School District, Unlimited General Obligation (zero coupon), due 8/1/36	5,080,000	1,334,008
	Fontana Unified School District, Cabs Unlimited General Obligation
	Series C (zero coupon), due 8/1/34	14,000,000	3,975,020
	Series C (zero coupon), due 8/1/40	10,000,000	1,892,800
	Series C (zero coupon), due 8/1/41	19,700,000	3,505,221
	Series C (zero coupon), due 8/1/42	18,600,000	3,111,036
	Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/32	5,000,000	1,580,400
¤	Golden State Tobacco Securitization Corp.,
	Asset Backed, Revenue Bonds
	Series A-2 5.30%, due 6/1/37	5,000,000	3,533,100
	Revenue Bonds
	Series A, Insured: AGC, FGIC 5.00%, due 6/1/35 (b)(c)	16,110,000	15,753,486
	Inglewood Public Financing Authority, Cabs-Lease, Revenue Bonds
	(zero coupon), due 8/1/30	2,530,000	707,590
	(zero coupon), due 8/1/31	2,530,000	640,672
	Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: FGIC, NATL-RE 4.625%, due 2/1/24	215,000	191,793
¤	Long Beach Community College District, Election 2008, Unlimited General Obligation Series B 5.00%, due 8/1/39 (b)(c)	20,000,000	19,713,390
	Marysville Joint Unified School District, Capital Project, Certificates of Participation
	Insured: AGM (zero coupon), due 6/1/25	1,850,000	938,801
	Insured: AGM (zero coupon), due 6/1/27	2,445,000	1,070,959
	Insured: AGM (zero coupon), due 6/1/33	2,800,000	792,204
	Insured: AGM (zero coupon), due 6/1/34	2,820,000	749,979
	Insured: AGM (zero coupon), due 6/1/38	2,820,000	571,332
	Insured: AGM (zero coupon), due 6/1/39	2,820,000	531,655
	Insured: AGM (zero coupon), due 6/1/40	2,820,000	495,728
	Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,780,000	2,828,101
	Oakland Unified School District, Election 2000, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	8,836,900
	Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	20,190,000	2,055,948
	Richland School District, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/49	5,000,000	476,000
¤	Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)(c)	19,100,000	19,852,106
	San Bernardino City Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 8/1/31	5,000,000	1,631,100
	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
	Series A, Insured: NATL-RE (zero coupon), due 1/15/31	150,000	48,868
	Series A, Insured: NATL-RE 5.25%, due 1/15/30	900,000	857,196
	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series C, Insured: NATL-RE 3.75%, due 8/1/28	2,220,000	1,831,922
	Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
	Insured: FGIC, NATL-RE 4.25%, due 9/1/14	50,000	49,431
	Insured: FGIC, NATL-RE 4.50%, due 9/1/17	100,000	95,501
	Insured: FGIC, NATL-RE 4.80%, due 9/1/20	105,000	97,484
	Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
	Series A, Insured: RADIAN 5.25%, due 9/1/31	630,000	451,118
	Series A, Insured: RADIAN 5.25%, due 9/1/34	2,900,000	1,990,589
	Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	158,072
	Stockton, California Unified School District, Unlimited General Obligation
	Series D, Insured: AGM (zero coupon), due 8/1/35	3,165,000	833,281
	Series D, Insured: AGM (zero coupon), due 8/1/40	13,930,000	2,646,979
	Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/37	3,000,000	2,256,570
¤	University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)(c)	23,260,000	22,563,213
			183,373,293

	Colorado 0.1% (0.0%‡ of Managed Assets)
	E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	263,122

	Florida 7.0% (4.2% of Managed Assets)
	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	20,000,000	18,344,600
	JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)(c)	12,980,000	12,998,146
			31,342,746

	Georgia 0.1% (0.1% of Managed Assets)
	Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	440,000	447,951

	Guam 3.4% (2.1% of Managed Assets)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	500,000	372,945
	Guam International Airport Authority, Revenue Bonds Series C 5.00%, due 10/1/21 (a)	5,500,000	5,528,820
	Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	10,000,000	9,415,700
			15,317,465

	Hawaii 2.9% (1.7% of Managed Assets)
	Hawaii State Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds Series A, Insured: FGIC 4.65%, due 3/1/37 (a)	15,510,000	12,941,079

	Illinois 13.7% (8.2% of Managed Assets)
	Chicago, Illinois O' Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	4,993,050
	Chicago, Unlimited General Obligation Series C 5.00%, due 1/1/40 (b)(c)	19,570,000	17,589,516
	Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)(c)	20,000,000	19,149,975
¤	Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds Series B 5.00%, due 6/15/52 (b)(c)	20,000,000	19,171,586
			60,904,127

	Indiana 1.4% (0.9% of Managed Assets)
	Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,290,000	1,072,648
	Indiana Finance Authority, Private Activity Ohio River Bridges East End Crossing Project, Revenue Bonds 5.00%, due 7/1/40 (a)	6,220,000	5,292,473
			6,365,121

	Iowa 1.1% (0.7% of Managed Assets)
	Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,255,477
	Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds Series B 5.50%, due 10/1/31	2,075,000	1,870,301
			5,125,778

	Kansas 4.3% (2.6% of Managed Assets)
¤	Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)(c)	19,290,000	19,301,912

	Louisiana 3.2% (1.9% of Managed Assets)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,000,000	875,330
	Louisiana Public Facilities Authority, Archdiocese of New Orleans Project, Revenue Bonds Insured: CIFG 4.50%, due 7/1/37	9,400,000	8,614,348
	Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	292,106
	Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,053,275
	Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,109,808
	Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,414,876
			14,359,743

	Maryland 4.1% (2.4% of Managed Assets)
	Maryland Health & Higher Educational Facilities Authority, John Hopkins Health System Obligated Group, Revenue Bonds 5.00%, due 5/15/43 (b)(c)	18,500,000	18,189,222

	Massachusetts 0.1% (0.0%‡ of Managed Assets)
	Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	435,000	368,854

	Michigan 11.6% (7.0% of Managed Assets)
	Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	12,665,000	11,594,554
	Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
	Series A 5.00%, due 7/1/32	1,500,000	1,291,455
	Series A 5.25%, due 7/1/39	14,080,000	12,172,582
	Detroit, Michigan Water Supply System, Revenue Bonds
	Series A, Insured: NATL-RE, FGIC 4.50%, due 7/1/31	760,000	634,676
	Series A 5.75%, due 7/1/37	5,000,000	4,650,900
	Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,150,563
	Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	2,957,875
	Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
	8.00%, due 4/1/30	1,195,000	1,257,726
	8.00%, due 4/1/40	500,000	523,300
	Michigan Tobacco Settlement Finance Authority, Revenue Bonds
	Series A 6.00%, due 6/1/34	5,000,000	3,865,900
	Series A 6.00%, due 6/1/48	13,435,000	9,797,071
			51,896,602

	Missouri 0.6% (0.3% of Managed Assets)
	St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds
	5.875%, due 8/15/32	750,000	681,480
	6.125%, due 8/15/42	2,120,000	1,904,884
			2,586,364

	Nebraska 4.3% (2.6% of Managed Assets)
	Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	19,000,000

	Nevada 2.7% (1.6% of Managed Assets)
	City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (b)	12,500,000	12,035,250

	New Hampshire 0.5% (0.3% of Managed Assets)
	Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	2,026,966

	New Jersey 4.4% (2.7% of Managed Assets)
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
	5.25%, due 9/15/29 (a)	6,620,000	5,924,370
	7.00%, due 11/15/30 (a)	2,500,000	2,499,875
	New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
	Series A 4.75%, due 6/15/32 (a)	1,000,000	893,340
	Series A 5.00%, due 6/15/37 (a)	1,000,000	899,750
	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	14,000,000	9,515,380
			19,732,715

	New Mexico 4.3% (2.6% of Managed Assets)
	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds Series A 5.00%, due 8/1/42 (b)(c)	20,000,000	19,059,569

	New York 8.4% (5.0% of Managed Assets)
	Nassau County New York, General Obligation Limited Series A 4.00%, due 4/1/33 (b)(c)	21,150,000	18,241,452
	Onondaga Civic Development Corp., St. Josephs Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	2,000,000	1,688,680
	Port Authority of New York & New Jersey, Revenue Bonds 4.00%, due 7/15/31 (a)(b)(c)	13,535,000	11,961,787
	Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	5,595,000	5,580,621
			37,472,540

	Ohio 10.1% (6.0% of Managed Assets)
¤	American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds Series B 5.00%, due 2/15/42 (b)(c)	20,945,000	20,056,027
	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
	Series A-2 5.875%, due 6/1/30	2,425,000	1,758,731
	Series A-2 5.875%, due 6/1/47	10,690,000	7,206,664
	Series A-2 6.00%, due 6/1/42	5,915,000	4,076,973
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
	5.75%, due 12/1/32	6,700,000	6,732,696
	6.00%, due 12/1/42	5,000,000	5,041,800
			44,872,891

	Pennsylvania 4.6% (2.7% of Managed Assets)
	Harrisburg Parking Authority, Packaging Revenue, Revenue Bonds
	Series O, Insured: AMBAC 5.00%, due 8/1/14	145,000	144,249
	Series O, Insured: AMBAC 5.00%, due 8/1/16	60,000	59,072
	Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	51,265
	Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/43	12,570,000	12,225,205
	Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31	2,500,000	2,029,725
	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds
	Series A 5.00%, due 7/1/34	2,000,000	1,619,940
	Series A 5.625%, due 7/1/36	2,975,000	2,575,368
	Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	1,625,000	1,725,815
			20,430,639

	Rhode Island 3.4% (2.1% of Managed Assets)
	Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	15,000,000	15,294,150

	Texas 13.7% (8.2% of Managed Assets)
	Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.00%, due 8/15/42	4,750,000	4,009,760
	Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	6,250,000	5,873,812
	Harris County-Houston Sports Authority, Revenue Bonds
	Series B, Insured: NATL-RE (zero coupon), due 11/15/13	250,000	247,495
	Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	19,210
	Series H, Insured: NATL-RE (zero coupon), due 11/15/30	8,775,000	2,884,869
	Series H, Insured: NATL-RE (zero coupon), due 11/15/33	200,000	52,596
	Series A, Insured: NATL-RE (zero coupon), due 11/15/34	2,520,000	666,540
	Series H, Insured: NATL-RE (zero coupon), due 11/15/35	390,000	88,522
	Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	1,309,956
	Series A, Insured: NATL-RE (zero coupon), due 11/15/38	50,000	9,873
	Series H, Insured: NATL-RE (zero coupon), due 11/15/38	125,000	25,478
	Series A, Insured: NATL-RE (zero coupon), due 11/15/40	1,000,000	158,330
	Series B, Insured: NATL-RE 5.25%, due 11/15/40	755,000	703,811
	Houston Higher Education Finance Corp., Cosmos Foundation, Revenue Bonds Series A 5.00%, due 2/15/42	5,000,000	4,370,550
	New Hope Cultural Education Facilities Corp., Student Housing, CHF- Stephenville Tarleton State University Project, Revenue Bonds Series A 5.375%, due 4/1/28	1,845,000	1,775,444
	Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds
	Series A 6.00%, due 8/15/32	1,130,000	1,098,835
	Series A 6.00%, due 8/15/42	5,640,000	5,274,020
¤	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
	5.00%, due 12/15/29	3,200,000	2,990,464
	5.00%, due 12/15/30	5,500,000	5,069,240
	5.00%, due 12/15/32 (b)(c)	20,000,000	18,053,427
	Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/35	23,750,000	6,374,737
			61,056,969

	U.S. Virgin Islands 2.6% (1.6% of Managed Assets)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	2,475,000	2,343,751
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	10,000,000	9,469,700
			11,813,451

	Utah 1.4% (0.8% of Managed Assets)
	Utah State University of Agriculture & Applied Science, Student Building, Revenue Bonds Series B 5.00%, due 12/1/44	4,000,000	4,061,440
	Weber County, Summit Mountain Assessment Area, Special Assessment Bond 5.75%, due 1/15/33	2,000,000	2,059,720
			6,121,160

	Vermont 0.5% (0.3% of Managed Assets)
	Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (a)	2,360,000	2,110,100

	Virginia 2.5% (1.5% of Managed Assets)
	Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	10,000,000	6,402,300
	Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (a)	5,200,000	4,931,108
			11,333,408

	West Virginia 0.2% (0.1% of Managed Assets)
	Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	845,000	729,995

	Total Investments (Cost $788,922,048) (g)	161.9%	721,544,159
	Floating Rate Note Obligations (d)	(51.0)	(227,540,000)
	Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(15.7)	(70,000,000)
	Other Assets, Less Liabilities	4.8	21,588,316
	Net Assets Applicable to Common shares	100.0%	$445,592,475

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.0%) ‡
United States Treasury Note December 2013 (10 Year) (e)	(625)	$(89,453)

Total Futures Contracts Short (Settlement Value $(77,675,781))		$(89,453)

¤	Among the Fund's 10 largest holdings or issuers held, as of August 31, 2013. May be subject to change daily.
†	Percentages indicated are based on Fund net assets applicable to Common shares, unless otherwise noted.
‡	Less than one-tenth of a percent.
(a)	Interest on these securities is subject to alternative minimum tax.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(d)	Proceeds received from TOB transactions.
(e)	As of August 31, 2013, cash in the amount of $921,875 is on deposit with a broker for futures transactions.
(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of August 31, 2013.
(g)	As of August 31, 2013, cost is $789,609,039 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,047,956
Gross unrealized depreciation	(69,112,836)
Net unrealized depreciation	$(68,064,880)

"Managed Assets" is defined as the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corp.
CIFG	CIFG Group
FGIC	Financial Guaranty Insurance Co.
GTY	Assured Guaranty Corp.
NATL-RE	National Public Finance Guarantee Corp.
RADIAN	Radian Asset Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$721,544,159	$—	$721,544,159
Total Investments in Securities	$—	$721,544,159	$—	$721,544,159

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(89,453)	$—	$—	$(89,453)
Total Other Financial Instruments	$(89,453)	$—	$—	$(89,453)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended August 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of August 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIOS OF INVESTMENTS August 31, 2013 Unaudited

SECURITIES VALUATION.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay DefinedTerm Municipal Opportunities Fund (the "Fund") has adopted procedures for the valuation of the Fund's securities and has delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( the "Manager"), aided to whatever extent necessary by MacKay Shields LLC (the "Subadvisor") of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of August 31, 2013, for the Fund's investments are included at the end of the Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund's Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended August 31, 2013, there have been no changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from third party pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of August 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Municipal debt securities are valued primarily at the evaluated mean prices based on observable inputs supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such a manner as the Board deems appropriate to reflect their fair value.

Item 2. Controls And Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:    /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: October 25, 2013

By:    /s/ Jack R. Benintende

Jack R. Benintende

Treasurer and Principal Financial and

Accounting Officer

Date: October 25, 2013